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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                              --------------------

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                              --------------------


            Date of Report
          (Date of earliest
           event reported):                             October 1, 1999


                              Oshkosh B'Gosh, Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                      0-13365             39-0519915
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     (State or other               (Commission File          (IRS Employer
     jurisdiction of                   Number)             Identification No.)
     incorporation)



            112 Otter Avenue, Oshkosh, Wisconsin                54901
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          (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (920) 231-8800
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ITEM 5.   OTHER EVENTS

     The press release of OshKosh B'Gosh, Inc. dated October 1, 1999 filed as
Exhibit 99 hereto that discloses a self tender offer for up to 4.5 million shares of Class A Common Stock and up to 100,000 shares of Class B Common Stock is incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit No.         Exhibit

     99        Press release of OshKosh B'Gosh, Inc. dated October 1, 1999
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        OSHKOSH B'GOSH, INC.


DATE:  October 1, 1999                  By:
                                           ---------------------------------
                                        Name:  David L. Omachinski
                                        Title:  Vice President, Treasurer
                                        and Chief Financial Officer

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                              OSHKOSH B'GOSH, INC.

                  Exhibit Index to Current Report on Form 8-K
                             Dated October 1, 1999


Exhibit Number              Exhibit                                         Page

     99                     Press release dated October 1, 1999
                            of OshKosh B'Gosh, Inc.